Exhibit 10.1

FOURTH EXHIBIT UPDATE, dated as of April 12, 2013 (the “Fourth Exhibit Update”), to the RECEIVABLES PURCHASE AGREEMENT, dated as of March 31, 2011, as amended through the date hereof, the “Receivables Purchase Agreement”), among (i) WORLD FUEL SERVICES, INC., a Texas corporation, WORLD FUEL SERVICES EUROPE, LTD., a company organized under the laws of England and Wales (together with its successors and assigns, “WFSE”), WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a company organized under the laws of Singapore (together with its successors and assigns, “WFSS”), WORLD FUEL SERVICES TRADING DMCC, a company organized under rules and regulations of the Dubai Multi Commodities Center and the laws of Dubai (together with its successors and assigns, “WFST”), and WORLD FUEL SERVICES AVIATION LIMITED, a private limited liability company organized under the laws of England and Wales (together with its successors and assigns “WFSA”; WFSI, WFSE, WFSS, WFST and WFSA, together with its and their successors and assigns, each individually, “Seller”, and also collectively, as applicable, “Seller”), (ii) WORLD FUEL SERVICES CORPORATION, a Florida corporation (together with its successors and assigns, “Parent”), and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, a U.S. national banking association (together with its successors and permitted assigns, “Wells”).  Terms not otherwise defined herein shall have the meanings set forth in the Receivables Purchase Agreement.

1.                                      Fourth Exhibit Update.  Seller, Parent and Wells hereby agree to substitute Exhibit A to the Receivables Purchase Agreement with the new Exhibit A attached to this Fourth Exhibit Update, effective as of April 12, 2013.

2.                                      Confirmation of Parent Guaranty.  By its execution of this Fourth Exhibit Update, Parent hereby consents to and acknowledges this Fourth Exhibit Update, and further acknowledges the continuing validity of the Parent Guaranty and reaffirms all of the terms and obligations contained in the Parent Guaranty, which shall remain in full force and effect for all obligations of Seller now or hereafter owing to Wells and acknowledges, agrees, represents and warrants that no oral or other agreements, understandings, representations or warranties exist with respect to the Parent Guaranty or with respect to the obligations of the undersigned thereunder, except those specifically set forth herein.  Parent further acknowledges and agrees that neither further notice to, nor consent of, Parent with respect to the modifications effected by this Fourth Exhibit Update is required under the terms of the Parent Guaranty.

3.                                      Governing Law; Consent to Jurisdiction.  This Fourth Exhibit Update, and the Receivables Purchase Agreement as so amended by this Fourth Exhibit Update, shall be interpreted in accordance with and governed by the laws of the State of New York without giving effect to conflicts of law principles that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

4.                                      Execution in Counterparts.  This Fourth Exhibit Update may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Fourth Exhibit Update by PDF copy, telefacsimile or other electronic means shall have the same force and effect as the delivery of an original executed counterpart of this Fourth Exhibit Update.

1

IN WITNESS WHEREOF each Seller, Wells and Parent have caused this Fourth Exhibit Update to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser

By:	/s/ Barbara Van Meerten
Name: Barbara Van Meerten
Title: Managing Director

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES, INC.,
as a Seller

By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Vice President, Treasurer

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES EUROPE, LTD.,
as a Seller

By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Vice President, Treasurer

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES (SINGAPORE) PTE LTD,
as a Seller

By:	/s/ Francis Lee
Name: Francis Lee
Title: Executive Vice President

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES TRADING DMCC,
as a Seller

By:	/s/ Richard McMichael
Name: Richard McMichael
Title: Senior Vice President — Finance (Aviation)

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES AVIATION LIMITED,
as a Seller

By:	/s/ Christopher White
Name: Christopher White
Title: Vice President - Finance, EMEA

[Signature Page to Fourth Exhibit Update]

WORLD FUEL SERVICES CORPORATION,
as Parent

By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Vice President, Treasurer

[Signature Page to Fourth Exhibit Update]

EXHIBIT A
List of Account Debtors*

BHP Billiton Marketing AG	Purchase Limit (Aggregate):	$7,200,000
	Maximum Invoice Terms:	30 Days
Cathay Pacific Airways Ltd.	Purchase Limit (Aggregate):	$9,500,000
	Maximum Invoice Terms:	30 Days
Deutsche Lufthansa AG (Parent)	Purchase Limit (Aggregate):	$4,000,000
Austrian Airlines AG (Subsidiary)	Maximum Invoice Terms:	30 Days
Lufthansa Cargo AG (Subsidiary)
Swiss International Airlines AG (Subsidiary)
Deutsche Lufthansa Aktiengessellschaft (Subsidiary)
Edelweiss Air AG (Subsidiary)	Purchase Limit (Aggregate):	$300,000
	Maximum Invoice Terms:	30 Days
Kawasaki Kisen Kaisha Ltd. (Parent)	Purchase Limit (Aggregate):	$15,150,000
K Line Pte. Ltd (Subsidiary)	Maximum Invoice Terms:	40 Days
K Line Global Bulk (Subsidiary)
Nippon Yusen Kaisha (NYK) (Parent)	Purchase Limit (Aggregate):	$11,240,000
NYK Global Bulk (Subsidiary)	Maximum Invoice Terms:	40 Days
Noble Group Ltd. (Parent)	Purchase Limit (Aggregate):	$6,100,000
Noble Chartering, Inc. (Subsidiary)	Maximum Invoice Terms:	30 Days
NYK Trading Corporation	Purchase Limit (Aggregate):	$10,710,000
	Maximum Invoice Terms:	30 Days
Singapore Airlines Ltd. (Parent)	Purchase Limit (Aggregate):	$6,500,000
Singapore Airlines Cargo Pte. Ltd. (Subsidiary)	Maximum Invoice Terms:	30 Days
SilkAir (Singapore) Private Limited (Subsidiary)
Vale International, S.A.	Purchase Limit (Aggregate):	$9,500,000
	Maximum Invoice Terms:	30 Days
Federal Express Corporation	Purchase Limit (Aggregate):	$4,500,000
	Maximum Invoice Terms:	30 Days
DHL Express (USA) Inc.	Purchase Limit (Aggregate):	$2,000,000
	Maximum Invoice Terms:	30 Days
DLA Contract #SP0600-10-D-0051	Purchase Limit (Aggregate):	$50,000,000
	Maximum Invoice Terms:	30 Days
DLA Contract #SP0600-11-D-1013(1)	Purchase Limit (Aggregate):	$50,000,000
	Maximum Invoice Terms:	30 Days
DLA Contract #SP0600-12-D-1002(2)	Purchase Limit (Aggregate):	$50,000,000
	Maximum Invoice Terms:	30 Days
A.P. Møller — Mærsk A/S (Parent)	Purchase Limit (Aggregate):	$5,400,000
Mærsk Line Ltd. (State of Delaware) (Subsidiary)	Maximum Invoice Terms:	30 Days
Mærsk A/S (Subsidiary)
Mærsk Drilling Australia Pty. Ltd. (Subsidiary)
Mærsk Supply Services A/S (Subsidiary)
Mærsk Tankers A/S (Subsidiary)

(1) DLA Contract # SP0600-09-D-1012 (“Contract 1012”) expired in August of 2011 and was renewed under DLA Contract # SP0600-11-D-1013 (“Contract 1013”) . Purchases of Receivables occurring after the expiration of Contract 1012 that referenced Contract 1012 shall be deemed to have been purchases for Receivables arising under Contract 1013 for all purposes.

A-1

(2) Purchases of Receivables that referenced DLA Contract #SP0600-02-D-1002 shall be deemed to have been purchases for Receivables arising under Contract DLA Contract #SP0600-12-D-1002 for all purposes.

* Each Purchase Limit reflects the aggregate Purchase Limit for the applicable parent and its subsidiaries, if any, that are listed beneath such parent on this Exhibit A. Pursuant to Section 1.18(a) of this Agreement, in order to be an Eligible Receivable, the Receivable must be evidenced by an invoice or other documentation delivered to the Account Debtor (or a subsidiary of an Account Debtor, of which such Account Debtor directly owns more than 50% of the voting share capital and which is listed on this Exhibit A), which by its terms is due and payable by the Due Date, provided that the Due Date with respect to the Receivable is no greater than the number of days after the Purchase Date than the number of days designated as the “Maximum Invoice Term” for each Account Debtor set forth on this Exhibit A.

A-2